SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 14, 2001

Conoco Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-14521	51-0370352
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 North Dairy Ashford Road
Houston, Texas 77079
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: 281-293-1000

Item 9. Regulation FD Disclosure
Item 7. Financial Statements and Exhibits
SIGNATURES
Slide Presentation

Item 9. Regulation FD Disclosure

        Conoco Inc. is hereby furnishing a slide presentation that was posted on Conoco's Internet home page (www.conoco.com) in connection with its security analyst meeting on November 14, 2001. The presentation is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 7. Financial Statements and Exhibits

        (c)  Exhibits

99.1 — Slide presentation

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONOCO INC.

By:	/s/ Robert W. Goldman
Name: Robert W. Goldman
Title: Senior Vice President, Finance, and Chief Financial Officer

Date:   November 14, 2001

INDEX TO EXHIBITS

Exhibit No.	Description of Exhibit

99.1	Slide presentation